AMENDMENT TO THE UNISYS CORPORATION
                          DIRECTOR STOCK UNIT PLAN


Section 5(D) is amended and restated in its entirety, effective April 26, 2000, to read as follows:

          "(D) Any amounts distributed under the Plan on or after April 26, 2000, shall be distributed in the form of shares of common stock of the Corporation."